Exhibit 99.2

Fourth Quarter and Full Year 2021 Results Earnings Release Presentation January 19, 2022

Fourth Quarter 2021 | PACW | p. 2 » Strong earnings – net earnings of $136.0 million; net interest income up $24.6 million or 8.9% compared to 3Q21; PPNR of $181.7 million, up 8.3% or $13.9 million compared to 3Q21 » Deposit growth continues – core deposits up 16.3% or $4.6 billion compared to 3Q21 » Strong loan growth – loans up $2.4 billion or 11.8% compared to 3 Q21 » Civic momentum continues – originated $480 million compared to $481 million in 3Q21; total loan balance now $1.4 billion » HOA Acquisition – closed on October 8 th ; added approximately $4.1 billion in low - cost, stable deposits » Operating expenses – $170.5 million, excluding acquisition costs of $5.6 million; up given production/performance and addition of HOA business » Credit/Asset Quality – continued improvement; YTD net recoveries of $1.9 million; ACL ratio of 1.20% ex - PPP; classified assets below pre - pandemic levels » Liquidity deployment – deployed approximately $3.8 billion in excess cash into the bond portfolio and loans in 4Q21 » Capital Management – total risk - based capital decreased to 12.69% from 14.36% at 3Q21; Tier 1 capital decreased to 9.32% from 10.65% at 3Q21; decreases due to increase in goodwill from HOA acquisition and deployment of approximately $3.8 billion of excess cash into higher risk - weighted assets Key Fourth Quarter Takeaways

Fourth Quarter 2021 | PACW | p. 3 Fourth Quarter Highlights • $35bn low - cost deposit base • 93% of deposits are core deposits; 41% are noninterest - bearing • Loan to deposit ratio of 65% • ACL ratio of 1.19%; 1.20% excluding PPP loans • Classified loans to total loans of 0.51% • Net charge - offs of $0.2 million • Net charge - offs to average loans and leases of < 1 bp • Classified loans of $116.1mm, a decline of 60% from 2Q20 high • Special mention loans of $391.6mm, a decline of 56% from 1Q20 high • CET1 ratio of 8.86%; Total capital ratio of 12.69% Strong Balance Sheet Profitability • Net earnings of $136.0mm, or $1.14 per diluted share • Pre - provision, pre - tax net revenues (“PPNR”) of $181.7mm (1) • ROAA of 1.34% • ROATE of 22.06% (1) • Net interest income increased $24.6mm or 8.9% compared to 3Q21 • Net interest margin of 3.24% • Loan and lease yield of 4.93% • Cost of deposits of 8 bps • Efficiency ratio of 46.2% • Provision for credit losses benefit of $6mm Growth • Core deposits increased $4.6bn or 16.3% compared to 3Q21 • Total deposits increased $4.4bn or 14.5% compared to 3Q21 • Loan production of $3.4bn at weighted average rate of 3.89% • Loan Growth of $2.4bn or 11.8% compared to 3Q21 • Total assets increased $4.6bn or 12.7% compared to 3Q21 • Closed the purchase of the Homeowners Association Business from MUFG Union Bank, N.A. on October 8 th with approximately $4.1bn of low - cost deposits (1) See “Non - GAAP Measurements” slides starting on page 28.

Fourth Quarter 2021 | PACW | p. 4 Full Year 2021 Highlights • $35bn low - cost deposit base • 93% of deposits are core deposits; 41% are noninterest - bearing • Loan to deposit ratio of 65% • ACL ratio of 1.19%; 1.20% excluding PPP loans • Classified loans to total loans of 0.51% • Net recoveries of $1.9 million • Net recoveries to average loans and leases of (1 bp ) • Classified loans of $116.1mm, a decline of 60% from 2Q20 high • Special mention loans of $391.6mm, a decline of 56% from 1Q20 high • CET1 ratio of 8.86%; total capital ratio of 12.69% Strong Balance Sheet Profitability • Net earnings of $607.0mm, or $5.10 per diluted share • Pre - provision, pre - tax net revenues (“PPNR”) of $660.3mm (1) • ROAA of 1.71% • ROATE of 24.41% (1) • Net interest income increased $89.3mm or 8.8% compared to 2020 • Net interest margin of 3.40% • Loan and lease yield of 5.08% • Cost of deposits of 9 bps • Efficiency ratio of 46.9% • Provision for credit losses benefit of $162mm Growth • PPNR up 2.1% compared to 2020 • Core deposits increased $10.5bn or 47.0% compared to 2020 • Total deposits increased $10.1bn or 40.3% compared to 2020 • Loan production of $9.1bn at weighted average rate of 4.19% • Loan Growth of $3.9bn or 20.2% compared to 2020 • Total assets increased $10.9bn or 37.1% compared to 2020 • Closed the purchase of the Homeowners Association Business from MUFG Union Bank, N.A. on October 8 th with approximately $4.1bn of low - cost deposits (1) See “Non - GAAP Measurements” slides starting on page 28.

Fourth Quarter 2021 | PACW | p. 5 $19.1bn $19.0bn $19.5bn $20.5bn $22.9bn 1.93% 1.63% 1.19% 1.01% 0.88% 4Q20 1Q21 2Q21 3Q21 4Q21 Loans & Leases HFI, Net (4) $24.9bn $28.2bn $29.6bn $30.6bn $35.0bn 0.14% 0.11% 0.10% 0.08% 0.08% 4Q20 1Q21 2Q21 3Q21 4Q21 Core and Total Deposits (1)(2) $5.2bn $5.9bn $7.2bn $9.3bn $10.7bn 2.50% 2.44% 2.23% 2.12% 2.02% 4Q20 1Q21 2Q21 3Q21 4Q21 Total Investments and Yield (3) Balance Sheet Highlights $433.8mm $383.0mm $300.2mm $279.8mm $273.6mm 2.41% 2.14% 1.59% 1.38% 1.20% 4Q20 1Q21 2Q21 3Q21 4Q21 Allowance for Credit Losses (5) (1) ■ Core Deposits ■ Non - core Deposits (2) Line is quarterly cost of average total deposits (3) Line is quarterly yield on average investment securities (4) Line is ALLL as % of loans and leases, excluding PPP loans (5) Line is ACL as % of loans and leases, excluding PPP loans

Profitability Highlights


Net Earnings & EPS
$116.8mm
$150.4mm
$180.5mm
$140.0mm
$136.0mm
$0.99
$1.27
$1.52
$1.17
$1.14
4Q20
1Q21
2Q21
3Q21
4Q21


PPNR & PPNR ROAA(1)
$163.4mm
$156.0mm
$154.9mm
$167.8mm
$181.7mm
2.22%
2.01%
1.81%
1.86%
1.79%
4Q20
1Q21
2Q21
3Q21
4Q21


Operating Expenses & Efficiency Ratio
$135.7mm
$150.1mm
$151.8mm
$159.4mm
$176.1mm
43.6%
46.4%
47.9%
47.2%
46.2%
4Q20
1Q21
2Q21
3Q21
4Q21


ROAA
1.58%
1.94%
2.11%
1.55%
1.34%
4Q20
1Q21
2Q21
3Q21
4Q21
ROATE(1)
19.63%
25.67%
29.25%
21.03%
22.06%
4Q20
1Q21
2Q21
3Q21
4Q21

PacWest Bancorp

(1) See "Non-GAAP Measurements" slides starting on page 28.

Fourth Quarter 2021 | PACW | p. 6

Fourth Quarter 2021 | PACW | p. 7 0.14% 0.11% 0.10% 0.08% 0.08% 0.22% 0.15% 0.13% 0.11% 4Q20 1Q21 2Q21 3Q21 4Q21 Cost of Total Deposits PACW Avg. Total Deposits Cost KRX Median Deposits Cost 5.15% 5.20% 5.18% 5.01% 4.93% 4.14% 4.10% 4.04% 4.03% 4Q20 1Q21 2Q21 3Q21 4Q21 Loan and Lease Yield (TE) PACW TE Avg. KRX Median 3.83% 3.69% 3.40% 3.33% 3.24% 3.15% 3.09% 3.02% 2.94% 4Q20 1Q21 2Q21 3Q21 4Q21 Net Interest Margin (TE) PACW Reported TE NIM KRX Median NIM $259.2mm $261.3mm $266.3mm $275.8mm $300.4mm 4Q20 1Q21 2Q21 3Q21 4Q21 Net Interest Income Growing Net Interest Income Source: S&P Global Market Intelligence. Peer data is through 3Q21. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX”.

Capital Ratios



Tangible BV and Capital Ratios
$19.77
$21.05
$20.39
$21.95
$22.57
$21.31
12.41%
13.76%
13.60%
14.99%
14.36%
12.69%
9.78%
10.53%
10.39%
10.41%
10.15%
8.86%
4Q19
4Q20
1Q21
2Q21
3Q21
4Q21
Tangible BV per Share
CET1 Capital
Total Capital

Capital Levels



CET1 Capital
4.50%
7.00%
8.86%
Tier 1 capital
6.00%
8.50%
9.32%
Total Capital
8.00%
10.50%
12.69%
Capital in Excess of Conservation Buffer
$530mm
$234mm
$624mm
Minimum
Capital Conservation Buffer
PACW

Key Highlights in 2021

- Generated significant earnings of $607.0 million; offset by increase in goodwill from acquisitions and increase in risk-weighted assets of $5.8 billion from excess liquidity deployment
- 1Q21 decrease due primarily to the increase in goodwill from Civic acquisition
- 2Q21 increase due to sub-debt capital raise of $400 million at 3.25% at the Bank level
- 3Q21 decrease due to approximately $3.0 billion of excess cash deployed into higher risk-weighted assets
- 4Q21 decrease due to increase in goodwill from HOA acquisition and deployment of approximately $3.8 billion in excess cash into higher risk-weighted assets
- Planning to maintain capital levels higher than pre-pandemic levels for added optionality/flexibility to fund growth opportunities
- 4Q21 dividend of $0.25 per share, consistent since May 2020

PacWest Bancorp

Fourth Quarter 2021 | PACW | p. 8

Fourth Quarter 2021 | PACW | p. 9 » Key Initiatives • Maturation of Civic • Acquisition of HOA business • Excess liquidity deployment at measured pace • Digital innovation » Looking Ahead • Organic growth – continuing investment in existing business lines • Disciplined strategic growth – any acquisition should add new products, talent and/or markets; striving for better not just bigger • Capital management – maintaining focus on solid balance sheet; have optionality to take advantage of opportunities as they arise Strategic Approach for Sustainable EPS Growth

Digital Innovation

Leverage FinTech Partnerships to Deliver Digital Solutions Across the Client Journey

Stronger Client Relationships

Increased Cross-Selling Opportunities

Seamless and Contextual Client Experience

Accelerated Innovation

CLIENT-CENTRIC DIGITAL EXPERIENCE

Simplified Digital Account Opening

- Reimagined Experience Leveraging Data-driven Insights
- Electronic Signatures and Records
- Digital Forms

Modernized and Intuitive Digital Experience Across the Client Journey

- Online and Mobile Banking
- Merchant Services
- Virtual Cards
- Foreign Exchange

Streamlined API Connectivity provides Flexibility and Choice

- Accounting and ERP Platform Connectivity
- HOA Platform Connectivity Delivers Segment Depth
- Enhanced Payment Capability via Connectivity Solutions

ONBOARD | CONNECT | TRANSACT

PacWest Bancorp

Fourth Quarter 2021 | PACW | p. 10

Fourth Quarter 2021 | PACW | p. 11 ($ in millions) $ Mix $ Mix Real Estate Mortgage: Commercial 3,762$ 17% 4,097$ 21% Income producing and other residential 7,416 32% 3,803 20% Total Real Estate Mortgage 11,178 49% 7,900 41% RE Construction & Land: Commercial 833 4% 1,117 6% Residential 2,604 11% 2,243 12% Total RE Construction & Land 3,437 15% 3,360 18% Total Real Estate 14,615 64% 11,260 59% Commercial: Asset-based 4,075 18% 3,429 18% Venture capital 2,321 10% 1,699 9% Other commercial 1,472 6% 2,375 12% Total Commercial 7,868 34% 7,503 39% Consumer 458 2% 320 2% Total Loans HFI (1) 22,941$ 100% 19,083$ 100% Unfunded commitments 9,006$ 7,601$ 12/31/2021 12/31/2020 Commercial mortgage 17% Income producing and other residential 32% Commercial construction 4% Residential construction 11% Asset - based 18% Venture capital 10% Other commercial 6% Consumer 2% As of December 31, 2021 Diversified Loan and Lease Portfolio (1) Net of deferred fees and costs

Diversified Loan and Lease Portfolio


Real Estate ($14.6B)
Construction & Land, $3,437mm, 23%
Other Commercial, $2,430mm, 17%
SBA, $624mm, 4%
Hotel, $593mm, 4%
Other Residential, $2,769mm, 19%
Healthcare, $116mm, 1%
Income Producing Residential, $4,647mm, 32%


Asset-Based ($4.1B)
Other $190mm, 5%
Premium Finance $586mm, 14%
Equipment Finance $681mm, 17%
Lender Finance $2,618mm, 64%

($ in millions)	12/31/2021 $	12/31/2021 Mix	12/31/2020 $	12/31/2020 Mix
Real Estate:				
Income Producing Residential [1]	$ 4,647	32%	$ 3,718	33%
Construction & Land [1][2]	3,437	23%	3,360	30%
Other Residential [1]	2,769	19%	85	1%
Other Commercial [3]	2,430	17%	2,748	24%
SBA	624	4%	600	5%
Hotel	593	4%	572	5%
Healthcare	116	1%	177	2%
Total Real Estate	$ 14,616	100%	$ 11,260	100%

(1) Civic portfolio comprised of $637mm income producing residential, $422mm construction & land and $319mm other residential at 12/31/21.
(2) Of which land represents $152 million and $167 million at 12/31/21 and 12/31/20.
(3) Comprised of 43% office, 21% industrial, 17% retail and 19% other at 12/31/21.

($ in millions)	12/31/2021 $	12/31/2021 Mix	12/31/2020 $	12/31/2020 Mix
Asset-Based:				
Lender Finance	$ 2,618	64%	$ 2,096	61%
Equipment Finance	681	17%	700	20%
Premium Finance	586	14%	439	13%
Other	190	5%	194	6%
Total Asset-Based	$ 4,075	100%	$ 3,429	100%

PacWest Bancorp

Fourth Quarter 2021 | PACW | p. 12

Fourth Quarter 2021 | PACW | p. 13 ($ in millions) $ Mix $ Mix Venture Capital: Equity Fund Loans 1,707$ 74% 1,033$ 61% Venture Lending 614 26% 666 39% Total Venture Capital 2,321$ 100% 1,699$ 100% 12/31/2021 12/31/2020 ($ in millions) $ Mix $ Mix Other Commercial: Secured Business Loans 486$ 33% 430$ 18% Unsecured Business Loans 331 22% 245 9% Municipal 248 17% 132 6% Paycheck Protection Program 157 11% 1,057 45% Security Monitoring 90 6% 329 14% Other 160 11% 182 8% Total Other Commercial 1,472$ 100% 2,375$ 100% 12/31/2021 12/31/2020 Paycheck Protection Program , $157mm , 11% Secured Business Loans , $486mm , 33% Security Monitoring , $90mm , 6% Unsecured Business Loans , $331mm , 22% Municipal , $248mm , 17% Other , $160mm , 11% Other Commercial ($1.5B) Equity Fund Loans , $1,707mm , 74% Venture Lending , $614mm , 26% Venture Capital ($2.3B) Diversified Loan and Lease Portfolio

Fourth Quarter 2021 | PACW | p. 14 $1,131 $1,232 $1,662 $2,406 $3,373 $1,354 $1,023 $1,664 $1,349 $1,917 $0 $381 $0 $0 $0 $1,330 $1,635 $1,969 $1,733 $2,000 $957 $1,067 $802 $1,014 $845 $2,485 $2,636 $3,326 $3,755 $5,290 $2,287 $2,702 $2,771 $2,747 $2,845 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 4Q20 1Q21 2Q21 3Q21 4Q21 Avg. Rate on Production Millions Production Disbursements PPP Loans Payoffs Paydowns Rate on Production ($ in millions) Production/ Disbursements Payoffs/ Paydowns Net Difference Rate on Production (1) ($ in millions) Loans Beginning Balance (2) Loans Ending Balance (2) Quarterly Change (3) 4Q21 5,290$ 2,845$ 2,445$ 3.89% 4Q21 20,511$ 22,942$ 2,431$ 3Q21 3,755 2,747 1,008 4.24% 3Q21 19,506 20,511 1,005 2Q21 3,326 2,771 555 4.55% 2Q21 18,979 19,506 527 1Q21 2,636 2,702 (66) 4.36% 1Q21 19,083 18,979 (104) 4Q20 2,485 2,287 198 4.41% 4Q20 19,026 19,083 57 Loan and Lease Production of $3.4 Billion in 4Q21 (1) The weighted average TE rate on production presents contractual rates and does not include amortized fees. Amortized fees add ed approximately 38 basis points to loan yields in 2021 and 25 basis points in 2020. (2) Net of deferred fees and costs. (3) “Quarterly Change” equals “Net Difference” plus transfers to loans held for sale, transfers to OREO, charge - offs, loan sales and loans acquired through acquisitions.

Fourth Quarter 2021 | PACW | p. 15 Multi - Family Apts, 66% Condominiums , 4% Hotel , 5% Office, 5% Industrial , 3% Retail , 1% Mixed - Use, 3% Land & Other, 5% SFR , 8% Commitments by Property Type Construction & Land Loans New Jersey , 3% Other, 14% Florida, 6% Wash DC, 2% New York, 12% Colorado 7% Washington, 3% California , 47% Virginia, 3% Arizona, 3% Commitments by State Commitment Amount Count 12/31/21 Commitment 12/31/21 Outstanding 12/31/21 % of Tota l Civic 1,089 565mm 511mm 15% $0 ~ $10mm 106 $ 425mm $ 248mm 7% $10mm ~ $25mm 59 915mm 516mm 15% $25mm ~ $50mm 53 2,004mm 857mm 25% $50mm ~ $100mm 34 2,271mm 773mm 22% $100mm ~ $181mm 12 1,477mm 532mm 16% Total 1,353 $ 7,657mm $ 3,437mm LTC 40% - 50%, 7% LTC 50% - 60%, 44% LTC 60% - 70%, 34% LTC > 70%, 15% (2) Commitments By Loan - To - Cost Range (1) Risk Rating Count 12/31/21 Tota l Pass/Watch 1,338 $ 3,363mm Special Mention 7 69mm Classified 8 5mm Total 1,353 $ 3,437mm (1) Excludes land and Civic commitments. (2) 69% of loans with LTC > 70% are for low income housing projects.

Fourth Quarter 2021 | PACW | p. 16 California, 44% Colorado , 9% Florida , 8% Virginia , 4% Arizona , 3% New York , 8% Washington , 4% Others , 14% Nevada , 3% Illinois , 3% $5.1bn (1) MF Construction Commitments Multi - Family Loans Principal Balance Amount Count 12/31/21 Tota l 12/31/21 % of Tota l $0 ~ $5mm 3,627 2,451mm 53% $5mm ~ $10mm 169 1,130mm 24% $10mm ~ $30mm 49 734mm 16% $30mm ~ $171mm 4 332mm 7% Total 3,849 $ 4,647mm California, 71% Washington , 6% Florida , 3% Oregon , 3% Texas , 3% Colorado , 2% Others , 12% $4.6bn (2) Income Producing Residential Portfolio By State Income Producing Residential (1) MF construction commitments have an average loan - to - cost ratio of 63% as of December 31, 2021. (2) $1.3bn, or approximately 29%, of MF portfolio is 50% risk - weighted. (3) Included in MF construction commitments are $1.2bn of commitments to build low income housing MF projects with a weighted average LTC of 73%. LTC > 70% , 18% LTC 20% - 50% , 3% LTC 50% - 60% , 42% LTC 60% - 70% , 37% MF Construction Commitments By Loan - To - Cost Range (3) Risk Rating Count 12/31/21 Tota l Pass/Watch 3,811 $ 4,618mm Special Mention 9 18mm Classified 29 11mm Total 3,849 $ 4,647mm

Fourth Quarter 2021 | PACW | p. 17 Security Monitoring Loans ▪ Discontinued new originations in October 2019 due to new technology disrupting the security alarm business. ▪ 89% of loans are to residential security providers and 11% are to commercial security providers. ▪ Portfolio declined by $239mm (10 loans) or 73% in 2021. ▪ Net charge - offs of $2.9mm in 2021. ▪ $62mm or 70% of the portfolio are SNCs. ▪ 4.26% WAC; 100% variable rate; WAM 16 months. ▪ $9.3mm of unfunded commitments; subject to an availability formula based upon eligible recurring monthly revenue (net available credit is $1.2mm). Risk Rating Count 12/31/21 Tota l Pass/Watch 8 $ 76mm Special Mention - - Classified 3 14mm Total 11 $ 90mm Principal Balance Amount Count 12/31/21 Tota l < $5mm 7 $ 15mm $5mm ~ $10mm 3 21mm $40mm ~ $55mm 1 54mm Total 11 $ 90mm $2mm (1) $22mm $57mm $ 9mm 2021 2022 2023 2024 Contractual Maturity Table $619 $539 $499 $411 $329 $206 $207 $160 $90 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Security Monitoring Loans 84% decrease (1) Loan in process of collection

COVID-Sensitive Portfolios

- Despite sensitivity to the COVID pandemic, these portfolios have performed better than expected; continue to monitor closely.
- Total net charge-offs on these portfolios since 1Q20 have amounted to $1.3 million.

Amounts in 000s Portfolio		Classified		Special Mention		Pass		Total	% of Total Loans and Leases
Hotel [(1)]	$	14,867	$	198,685	$	708,727	$	922,279	4.0%
Retail Commercial RE		215		1,415		400,504		402,134	1.8%
Commercial Aviation		-		57,795		174,105		231,900	1.0%
Restaurant		7,093		22,427		115,979		145,499	0.6%
Total	**$**	**22,175**	**$**	**280,322**	**$**	**1,399,315**	**$**	**1,701,812**	**7.4%**
		1.3%		**16.5%**		**82.2 %**			

(1) Includes Hotel CRE of $593 million, Hotel Construction of $301 million and Hotel SBA of $28 million.

Office Portfolio

- Continue to monitor this portfolio closely given the potential future implications of changes in the demand for office space due to remote/hybrid working arrangements; no impacts to date.
- Total office portfolio at December 31, 2021 is $1.2 billion (CRE, Construction, SBA) or 5.5% of total loans and leases. 64% of office portfolio is located in California.
- 99.7% of the portfolio is pass rated; $0.6 million of classified loans and $2.7 million of special mention loans at December 31, 2021.
- Weighted average loan-to-cost for office construction loans is 54.7%.

PacWest Bancorp

Fourth Quarter 2021 | PACW | p. 18

Fourth Quarter 2021 | PACW | p. 19 ($ in millions) Variable Loans by Rate Index Amount % of Total Variable 1 - month LIBOR $3,617 3 - month LIBOR 146 6 - month LIBOR 220 12 - month LIBOR 162 Total LIBOR - based Loans $4,145 38% SOFR 5,213 48% Other Index 1,003 9% Prime Rate 566 5% Total Variable Loans $10,927 100% Interest Rate Components of the Loan and Lease Portfolio Fixed - Rate , 34% Variable - Rate, 47% Hybrid , 19% Loan Portfolio by Repricing Type 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% - 2.00 4.00 6.00 8.00 10.00 Floor is "In the Money" Now Increase 50 bps Increase 100 bps Increase 150 bps Increase 200 bps Increase 250 bps Increase 300 bps % of Variable Rate Loans Cumulative Balance ($ bn’s ) Billions Amount of Rate Increase Floor Analysis - Variable Rate Loans Loan Book % of Total Variable $2,151mm $568mm $2,399mm $6,894mm 1 Year 2 Years 3 Years > 3 Years Fixed/Hybrid Years to Maturity/Repricing

Fourth Quarter 2021 | PACW | p. 20 $18.8mm $2.7mm ($5.2mm) $0.4mm $0.2mm 0.45% 0.37% 0.27% 0.09% - 0.01% 0.40% 0.06% - 0.11% 0.01% 0.00% 4Q20 1Q21 2Q21 3Q21 4Q21 Net Charge - offs/(Recoveries) (3) Key Credit Quality Trends $91.2mm $67.7mm $56.8mm $64.5mm $61.2mm 0.48% 0.36% 0.29% 0.31% 0.27% 4Q20 1Q21 2Q21 3Q21 4Q21 Nonaccrual Loans and Leases (1) (1) Line is as a percentage of total loans and leases (2) Line is as a percentage of total loans and leases and foreclosed assets (3) ■ Net charge - offs/(recoveries) for quarter ■ Trailing 12 months net C/O % ■ Net C/O as a % of average loans land leases (annualized) $105.2mm $82.0mm $70.0mm $77.9mm $74.0mm 0.55% 0.43% 0.36% 0.38% 0.32% 4Q20 1Q21 2Q21 3Q21 4Q21 Nonperforming Assets (2) $265.3mm $163.1mm $147.3mm $141.6mm $116.1mm 1.39% 0.86% 0.75% 0.69% 0.51% 4Q20 1Q21 2Q21 3Q21 4Q21 Classified Loans and Leases (1)

Fourth Quarter 2021 | PACW | p. 21 $182 $434 $274 $166 $84 $84 $(87) $5 $(138) $(3) $15 $2 $(36) 1/1/2020 Economic Forecast Individually Evaluated Loan Downgrades Net Charge- offs Other, net 12/31/2020 Economic Forecast Individually Evaluated Loan Downgrades Net Recoveries Other, net 12/31/2021 Changes in the Allowance for Credit Losses (ACL) (in millions) Current Expected Credit Losses (CECL) ▪ Provision benefit driven by changes in qualitative component, improved economic forecast and improving credit quality metrics. ▪ Used the Moody’s Consensus Scenario Forecast dated December 2021 for 4Q21. ▪ No significant changes to CECL model or process. ▪ Decline in ACL ratio trending with continuing improvement in credit quality metrics. ▪ Trending back to pre - pandemic levels. ▪ ACL and ALLL ratios were 0.97% and 0.70% at adoption of CECL on 1/1/20. Twelve Months of 2020 Twelve Months of 2021 (1) Line is ACL as a % of loans and leases, excluding PPP loans. (2) Other, net includes loan upgrades, loan balance changes and qualitative adjustments. (2) (2) $112.0mm $120.0mm $97.0mm $10.0mm - $48.0mm - $88.0mm - $20.0mm - $6.0mm 1.63% 2.06% 2.48% 2.41% 2.14% 1.59% 1.38% 1.20% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Provision for Credit Losses (1)

Deposit Detail

($ in millions) Deposit Category	At or For the Year Ended December 31, 2021 Average $	Year-End $	Mix	At or For the Year Ended December 31, 2020 Average $	Year-End $	Mix
Noninterest-bearing demand	$ 12,110	$ 14,543	41%	$ 8,517	$ 9,194	37%
Interest checking	7,145	7,320	21%	4,306	5,975	24%
Money market	7,831	10,241	29%	5,611	6,533	26%
Savings	607	631	2%	539	563	2%
Total core deposits	27,693	32,735	93%	18,973	22,265	89%
Non-core non-maturity deposits	1,066	890	3%	1,025	1,149	5%
Total non-maturity deposits	28,759	33,625	96%	19,998	23,414	94%
Time deposits $250,000 and under	922	886	3%	1,538	994	4%
Time deposits over $250,000	550	487	1%	631	533	2%
Total time deposits	1,472	1,373	4%	2,169	1,527	6%
Total deposits [(1)]	$ 30,231	$ 34,998	100%	$ 22,167	$ 24,941	100%

Core: 93%


December 31, 2021
Interest checking
Money market
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand


December 31, 2020
Interest checking
Money market
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand

Core: 89%

(1) Does not include $1.4 billion and $1.3 billion of client investment funds held at December 31, 2021 and December 31, 2020, respectively.

PacWest Bancorp

Fourth Quarter 2021 | PACW | p. 22

Fourth Quarter 2021 | PACW | p. 23 $5.2bn $5.9bn $7.2bn $9.3bn $10.7bn 4.5 4.8 5.1 4.8 4.8 2.50% 2.44% 2.23% 2.12% 2.02% 6.7 6.9 7.0 6.2 5.9 4Q20 1Q21 2Q21 3Q21 4Q21 TE Yield, Avg. Life & Effective Duration Investments Effective Duration (Yrs) TE Yield Average Life (Yrs) Diversified Investment Portfolio (1) Fair value at 12/31/21 (2) Yield is for 4Q21 Asset - backed Securities , $130mm , 1% Agency Residential MBS , $2,898mm , 27% Agency Residential CMOs , $1,038mm , 10% Agency Commercial MBS , $1,689mm , 16% Private Residential CMOs , $264mm , 2% Corporate Securities , $527mm , 5% Municipal Securities , $2,316mm , 22% Collateralized Loan Obligations , $385mm , 4% Other, $30mm , 0% Private Commercial MBS , $450mm , 4% U.S. Treasuries , $967mm , 9% $10.7 Billion Total Investment Portfolio (1) 2.02% overall portfolio tax equivalent yield (2) Fourth Quarter Activity ▪ Purchased $1.8 billion in 4Q21: ▪ Average tax - equivalent yield of 1.94% ▪ Weighted average life of 7.7 years ▪ Effective duration of 6.7 years

Historical Financial Trends


$21.9bn
$25.0bn
$25.7bn
$26.8bn
$29.5bn
$40.4bn
2016
2017
2018
2019
2020
2021
Total Assets


15.56%
13.75%
12.72%
12.41%
13.76%
12.69%
12.31%
10.91%
10.01%
9.78%
10.53%
9.32%
2016
2017
2018
2019
2020
2021
Tier 1 & Total Risk Based Capital Ratios(1)


$15.9bn
$18.9bn
$18.9bn
$19.2bn
$24.9bn
$35.0bn
$12.5bn
$15.9bn
$16.3bn
$16.2bn
$22.3bn
$32.7bn
2016
2017
2018
2019
2020
2021
Core and Total Deposits(2)


$352.0mm
$358.0mm
$465.0mm
$469.0mm
$232.0mm
$607.0mm
2016
2017
2018
2019
2020
2021
Net Earnings(3)

(1) ■ Tier 1 capital ratio
(2) ■ Core deposits
(3) 2020 amount excludes goodwill impairment of $1.47 billion in 1Q20

PacWest Bancorp

Fourth Quarter 2021 | PACW | p. 24

Fourth Quarter 2021 | PACW | p. 25 Product Offerings Community Banking National Lending Venture Banking • Attractive branch network with 69 full service branches in California and one in Denver, Colorado • Offers a full suite of deposit products and services, including on - line banking • Business lending products: includes secured business, asset - based and tax - exempt loans • Real estate lending products: includes multifamily, commercial real estate and construction loans • Limited consumer loan offerings • Borrower relationships generally include a deposit relationship • Specialized suite of products for HOA industry • Diversified by loan and lease type, geography and industry o Asset - Based Lending (ABL) ▪ Lender Finance, Equipment Financing and Premium Finance o Commercial Real Estate ▪ Multifamily, Hotel, Office, Retail, Industrial, SBA and Construction • Focus on small to middle - market businesses nationally • Expertise in niche segments (aviation lending and corporate finance) limits new competitors • Borrower relationships may include deposit accounts and treasury services • Four product offerings: Technology, Life Sciences, Fund Finance, Structured Finance • National business with offices located in key innovative hubs across the United States • Offers a comprehensive suite of financial services for venture - backed companies and their venture capital and private equity investors • Provides comprehensive treasury management solutions, including credit cards, international - related products and asset management services to clients • Borrower relationships almost always include a deposit relationship • Branch office in Durham, North Carolina Civic Financial Services • Four product offerings: Construction – Renovation, Construction – Bridge, SFR For - Rent, Multi - family • Lends to investors who want to renovate and “flip” property or rent property • Offices located in 11 states; make loans in 28 states • Headquartered in Redondo Beach, CA • Subsidiary of Pacific Western Bank

Fourth Quarter 2021 | PACW | p. 26 Durham, NC Los Angeles, CA Nationwide Lender Combined with California Branch Network Chevy Chase, MD Chicago, IL Denver, CO New York, NY Boston, MA Minneapolis, MN Austin, TX Campbell, CA Menlo Park, CA San Francisco, CA National Lending office Venture Banking office Community Banking branch Primary offices in 14 states San Diego, CA

Company History of Quality Growth



Growth Initiatives
De-Risking Initiatives
1998 Bank Formed with Merger of 2 Banks
1998~2013 Completed 26 Acquisitions
CapitalSource Acquisition
New National Construction Lending Team
Square 1 Acquisition
New Multi-Family Lending Team
New Tax-Exempt Lending Team
CUB Acquisition
Colorado Market Expansion 4Q19
Civic Acquisition 2/1/21
HOA Business Acquisition (10/8/21)
1998
2014
2015
2016
2017
2018
2019
2020
2021
Sold Celtic Capital
Strengthened construction lending criteria - lower loan-to-cost ratio
Sold PWEF Leasing
Began to reduce exposure to Healthcare Real Estate
Began to emphasize Equity Fund Loans in Venture Banking
Sold $1.5bn of Cash Flow Loans
Discontinued originating Security Monitoring and NL Healthcare RE loans
Pandemic – intensely managed loan portfolio

PacWest Bancorp

Fourth Quarter 2021 | PACW | p. 27

Non-GAAP Measurements

The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. These non-GAAP financial measures should not be considered a substitute for financial measures presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.

The table below presents reconciliations of certain GAAP to non-GAAP financial measures:

($ in thousands, except per share amounts)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Tangible Common Equity Ratio & Tangible Book Value Per Share					
Stockholders' equity	$ 3,999,630	$ 3,918,434	$ 3,846,681	$ 3,654,137	$ 3,594,951
Less: Intangible assets	1,450,693	1,219,651	1,222,541	1,225,404	1,102,311
Tangible common equity	$ 2,548,937	$ 2,698,783	$ 2,624,140	$ 2,428,733	$ 2,492,640
Total assets	$ 40,443,344	$ 35,885,676	$ 34,867,987	$ 32,856,533	$ 29,498,442
Less: Intangible assets	1,450,693	1,219,651	1,222,541	1,225,404	1,102,311
Tangible assets	$ 38,992,651	$ 34,666,025	$ 33,645,446	$ 31,631,129	$ 28,396,131
Equity to assets ratio	9.89%	10.92%	11.03%	11.12%	12.19%
Tangible common equity ratio (1)	6.54%	7.79%	7.80%	7.68%	8.78%
Book value per share	$ 33.45	$ 32.77	$ 32.17	$ 30.68	$ 30.36
Tangible book value per share (2)	$ 21.31	$ 22.57	$ 21.95	$ 20.39	$ 21.05
Shares outstanding	119,584,854	119,579,566	119,555,102	119,105,642	118,414,853
Return on Average Tangible Equity					
Net earnings	$ 136,045	$ 139,996	$ 180,512	$ 150,406	$ 116,830
Add: intangible amortization	3,876	2,890	2,889	3,079	3,172
Adjusted net earnings	$ 139,921	$ 142,886	$ 183,401	$ 153,485	$ 120,002
Average stockholders' equity	$ 3,954,267	$ 3,916,621	$ 3,739,042	$ 3,617,248	$ 3,536,425
Less: Average intangible assets	1,437,780	1,221,253	1,224,208	1,192,780	1,103,945
Average tangible common equity	$ 2,516,487	$ 2,695,368	$ 2,514,834	$ 2,424,468	$ 2,432,480
Return on average equity	13.65%	14.18%	19.36%	16.86%	13.14%
Return on average tangible equity (3)	22.06%	21.03%	29.25%	25.67%	19.63%

(1) Tangible common equity divided by tangible assets

(2) Tangible common equity divided by shares outstanding

(3) Annualized adjusted net earnings divided by average tangible common equity

PacWest Bancorp

Fourth Quarter 2021 | PACW | p. 28

Fourth Quarter 2021 | PACW | p. 29 ($ in thousands) December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 PPNR and PPNR Return on Average Assets Net earnings 136,045$ 139,996$ 180,512$ 150,406$ 116,830$ Add: Provision for credit losses (6,000) (20,000) (88,000) (48,000) 10,000 Add: Income tax expense 51,632 47,770 62,417 53,556 36,546 Pre-provision, pre-goodwill impairment, pre-tax net revenue ("PPNR") 181,677$ 167,766$ 154,929$ 155,962$ 163,376$ Average assets 40,358,147$ 35,871,664$ 34,326,112$ 31,415,882$ 29,334,789$ Return on average assets (1) 1.34% 1.55% 2.11% 1.94% 1.58% PPNR return on average assets (2) 1.79% 1.86% 1.81% 2.01% 2.22% (1) Annualized net earnings divided by average assets (2) Annualized PPNR divided by average asets Three Months Ended Non - GAAP Measurements The table below presents reconciliations of certain GAAP to non - GAAP financial measures. PPNR represents pre - provision, pre - tax net revenue and excludes goodwill impairment.

Bank Holding Companies and Banks in the KRX Index

Total Assets (*in billions*)

1	Popular, Inc.	BPOP	$ 74.189	26	Simmons First National Corporation	SFNC	$ 23.226
2	East West Bancorp Inc.	EWBC	$ 60.959	27	Bank of Hawaii Corporation	BOH	$ 22.965
3	Synovus Financial Corp.	SNV	$ 55.509	28	Ameris Bancorp	ABCB	$ 22.533
4	Western Alliance Bancorporation	WAL	$ 52.775	29	Glacier Bancorp, Inc.	GBCI	$ 21.314
5	Cullen/Frost Bankers, Inc.	CFR	$ 47.860	30	First Bancorp	FBP	$ 21.256
6	Wintrust Financial Corporation	WTFC	$ 47.832	31	Pacific Premier Bancorp, Inc.	PPBI	$ 21.005
7	Valley National Bancorp	VLY	$ 41.278	32	Atlantic Union Bankshares	AUB	$ 19.936
8	South State Corporation	SSB	$ 40.904	33	Cathay General Bancorp	CATY	$ 19.860
9	F.N.B. Corporation	FNB	$ 39.361	34	Washington Federal, Inc.	WAFD	$ 19.651
10	UMB Financial Corporation	UMBF	$ 37.554	35	United Community Banks, Inc.	UCBI	$ 19.481
11	Pinnacle Financial Partners, Inc.	PNFP	$ 36.524	36	First Interstate Bancsystem, Inc.	FIBK	$ 19.372
12	Prosperity Bancshares, Inc.	PB	$ 36.512	37	Columbia Banking Systems, Inc.	COLB	$ 18.602
13	Texas Capital Bankshares, Inc.	TCBI	$ 36.404	38	Hope Bancorp, Inc.	HOPE	$ 17.799
14	**PacWest Bancorp**	**PACW**	**$ 35.886**	39	Home Bancshares, Inc.	HOMB	$ 17.765
15	Webster Financial Corporation	WBS	$ 35.374	40	Eastern Bankshares, Inc.	EBC	$ 17.461
16	Hancock Whitney Corporation	HWC	$ 35.318	41	Trustmark Corporation	TRMK	$ 17.365
17	BankUnited, Inc.	BKU	$ 35.306	42	CVB Financial Corp.	CVBF	$ 16.202
18	Commerce Bankshares, Inc.	CBSH	$ 34.498	43	First Financial Bancorp	FFBC	$ 15.957
19	Associated Banc-Corp	ASB	$ 34.440	44	WSFS Financial Corporation	WSFS	$ 15.376
20	Cadence Bank	CADE	$ 28.060	45	Community Bank Systems, Inc.	CBU	$ 15.331
21	United Bankshares, Inc.	UBSI	$ 27.508	46	Independent Bank Corp.	INDB	$ 14.533
22	Fulton Financial Corporation	FULT	$ 26.391	47	Provident Financial Services, Inc.	PFS	$ 13.392
23	Bank OZK	OZK	$ 26.143	48	First Financial Bankshares, Inc.	FFIN	$ 12.543
24	First Hawaiian Inc.	FHB	$ 25.548	49	First Commonwealth Financial Corporation	FCF	$ 9.478
25	Old National Bancorp	ONB	$ 24.019	50	Brookline Bancorp, Inc.	BRKL	$ 8.313

Source: S&P Global Market Intelligence. Total assets as of September 30, 2021.
Banks in the KRX Index as of December 31, 2021.

PacWest Bancorp

Fourth Quarter 2021 | PACW | p. 30

Fourth Quarter 2021 | PACW | p. 31 This communication contains certain forward - looking information about PacWest Bancorp that is intended to be covered by the safe harbor for “forward - looking statements” provided by the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about future financial and operational results, expectations, or intentions are forward - looking statements. Such statements are based on information available at the time of the communication and are based on current beliefs and expectations of the Company’s management and are subject to significant risks, uncertainties and contingencies, many of which are beyond our control. The ongoing COVID - 19 pandemic has adversely affected PacWest Bancorp, its employees, customers and third - party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity and prospects is uncertain. The risks from the COVID - 19 pandemic have decreased as the pandemic subsides, however, new variants may continue to impact key macro - economic indicators such as unemployment and GDP and may have a material impact on our allowance for credit losses and related provision for credit losses. Continued deterioration in general business and economic conditions could adversely affect PacWest Bancorp’s revenues and the values of its assets and liabilities, including goodwill, lead to a tightening of credit and increase stock price volatility. In addition, PacWest Bancorp’s results could be adversely affected by changes in interest rates, sustained high unemployment rates, deterioration in the credit quality of its loan portfolio or in the value of the collateral securing those loans, deterioration in the value of its investment securities and legal and regulatory developments. Actual results may differ materially from those set forth or implied in the forward - looking statements due to a variety of factors, including the risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . Forward - Looking Statements